FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 1999

                     UNITED INVESTORS INCOME PROPERTIES II
             (Exact name of registrant as specified in its charter)

             Missouri                  0-19243               43-1542903
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Keebler Distribution Center, located in Chesapeake, Virginia, was sold by the Registrant on July 23, 1999. The property was sold to DEG of Virginia, LLC, a Virginia Limited Liability Company, an unrelated party, for $1,550,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1999.

(c)       Exhibits

10.11 Purchase and Sale Contract between Registrant and DEG of Virginia, LLC, a Virginia Limited Liability Company, dated May 19, 1999.

10.12 Revival and Amendment to Purchase and Sale Contract between Registrant and to DEG of Virginia, LLC, dated July 23, 1999.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         UNITED INVESTORS INCOME PROPERTIES II


                         By:     United Investors Real Estate, Inc.
                                Its General Partner


                         By:     /s/ Patrick J. Foye
                                Patrick J. Foye
                                Executive Vice President


                         Date:   August 6, 1999